FLEXIBLE PREMIUM VARIABLE ANNUITY - F

Issued by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement dated May 4, 2005

to the

Prospectus dated May 1, 2005

Effective May 1, 2005, Access Fund Management, LLC closed the Potomac Mid Cap Plus Portfolio, Potomac U.S./Short Portfolio, and Wells S&P REIT Index Portfolio to new investment. Accordingly, the following subaccounts are closed to new investment: Potomac Mid Cap Plus Portfolio; Potomac U.S./Short Portfolio; and Wells S&P REIT Index Portfolio (the “Hard Closed Subaccounts”). “Closed to new investment” means no one can allocate additional amounts (either through policy transfer or additional premium) to those Hard Closed Subaccounts after April 30, 2005.

If you have any policy value in the Hard Closed Subaccounts, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Hard Closed Subaccounts into other available subaccounts (you may transfer 100% of your policy value out of the Hard Closed Subaccounts and into a non-AVIT subaccount via an expedited transfer);

•	withdraw amounts from the Hard Closed Subaccounts; and

•	maintain your current investment in the Hard Closed Subaccounts.

Please Note:

If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging, or asset rebalancing) directing us to invest in the Hard Closed Subaccounts, you need to provide us with new instructions for amounts that would have otherwise gone into those Hard Closed Subaccounts.

Effective May 4, 2005, the following subaccounts are closed to new AVIT investors: Access U.S. Government Money Market Portfolio; Potomac Dow 30 Plus Portfolio; Potomac OTC Plus Portfolio; and Potomac Small Cap Plus Portfolio (the “Soft Closed Subaccounts”). “Closed to new AVIT investors” means the Soft Closed Subaccounts are not available to anyone who purchases a policy after May 3, 2005. This also means that if you purchased a policy before May 4, 2005, but did not have any policy value in any of the AVIT subaccounts on May 4, 2005, then you cannot elect any of the Soft Closed Subaccounts as an investment option.

If you have policy value in any of the AVIT subaccounts on May 4, 2005, you may do all of the following (subject to the terms and conditions contained in the Prospectus) as long as you maintain a balance in one or more AVIT subaccount:

•	allocate additional premium payments to the Soft Closed Subaccounts;

•	transfer into or out of the Soft Closed Subaccounts (you may transfer 100% of your policy value out of the Soft Closed Subaccounts and into a non-AVIT subaccount via an expedited transfer);

•	withdraw amounts from the Soft Closed Subaccounts; and

•	maintain your current investment in the Soft Closed Subaccounts.

Please Note:

If at any time you transfer or withdraw all of your policy value from all the AVIT subaccounts, then you can no longer invest in any AVIT subaccount.

Access Fund Management, LLC has notified us the Access U.S. Government Money Market Portfolio, Potomac Dow 30 Plus Portfolio, Potomac Mid Cap Plus Portfolio, Potomac OTC Plus Portfolio, Potomac Small Cap Plus Portfolio, Potomac U.S./Short Portfolio, and Wells S&P REIT Index Portfolio will be liquidated on or about July 31, 2005. As always, the availability of any subaccount as an investment option, including the Hard Closed Subaccounts and Soft Closed Subaccounts, is subject to change. See the prospectus for more information concerning the addition, deletion, or substitution of investments.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Flexible Premium Variable Annuity - F dated May 1, 2005